SEMI-ANNUAL REPORT

President's Message

Dear Investor:

I am pleased to present the Semi-Annual Report for Federated ARMs Fund. The report covers the six-month reporting period ended February 28, 1999 and includes an investment review by the portfolio manager, a complete list of holdings, and the financial statements for the fund's two classes of shares:
Institutional Shares and Institutional Service Shares.

Federated ARMs Fund offers the potential for monthly income at a level beyond what is available through money market securities. 1 In addition, its portfolio of adjustable rate and floating rate mortgage securities can help investors keep pace with fluctuating interest rates. The prompt payment of principal and interest on these securities is guaranteed by the U.S. government. Of course, fund shares are not guaranteed.

Over the six-month reporting period, the fund's Institutional Shares paid dividends totaling $0.26 per share and produced a total return of 2.11%. 1 The Institutional Service Shares paid dividends totaling $0.25 per share and produced a total return of 1.98%.1 On February 28, 1999, net assets in the fund totaled $424 million.

Thank you for your participation in Federated ARMs Fund. We welcome your questions and comments.

Sincerely,

[Graphic]

Glen R. Johnson

President

April 15, 1999

1 Performance quoted represents past performance and is not indicative of future results. Unlike money market funds, which strive to maintain a stable $1.00 share price, investment return and principal value of the fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investment Review

Federated ARMs Fund invests at least 65% of its total assets in U.S. government adjustable and floating rate mortgage securities. The investment objective of the fund is to provide current income consistent with minimal volatility of principal. The fund is assigned a AAAf 1 credit rating by Standard & Poor's and rated Aaa by Moody's.2 As of February 28, 1999 fund duration was 1.1 years.

Despite a robust economy displaying a rare combination of low inflation and strong growth, the six-month reporting period ended February 1999 witnessed significant volatility. The Russian government's default and concerns over emerging market economies resulted in a financial market crisis. Consequently, market volatility heightened as did the demand for liquidity during the first part of the reporting period. The desire for liquidity manifested itself in a strong bid for U.S. Treasury securities. Treasury yields experienced a roller coaster-like ride. The liquidity driven bid drove yields down to historically low levels in the first part of the reporting period before rising to end the term above the initial levels.

The U.S. economy grew strongly during the third and fourth quarters of 1998, registering gains of 3.7% and 6.1%, respectively. Early indicators point to solid growth thus far in 1999 as well. While manufacturing reflected weakness, consumer spending, which accounts for roughly two-thirds of the economy, was robust. Impressive job growth and high consumer confidence fueled spending. Strong GDP coupled with a 4.4% unemployment rate would typically dictate rising inflationary concerns due to an overheating economy. Inflation, however, has been remarkably well behaved. Falling import and commodity prices, rising productivity and declining capacity utilization rates contributed to the low inflation environment. Consumer prices rose at a 1.5% annual rate as of February 1999. While the U.S. economy performed admirably, conditions abroad deteriorated significantly. The result was turbulence in the financial markets.

The Russian debt crisis, which began last August, touched off a ripple effect which spread throughout the markets. Third world economic woes and the concern over spreading such ills, ignited a rush for liquidity. As investors shunned risk, a liquidity/credit crisis ensued. The result was a flight-to-quality bid for U.S. Treasury securities. Acting to ease this situation and protect the U.S. economy, the Federal Reserve Board (the "Fed") acted on three separate occasions to reduce the federal funds rate a total of 75 basis points.

As investors shunned risk, all spread product (corporate, mortgage-backed, asset-backed) suffered from reduced demand and spread widening as market volatility increased along with the demand for liquidity. Falling market yields reduced 30-year mortgage rates to levels last seen in the 1960s. The combination of volatility, risk aversion and prepayment concerns drove mortgage-backed security ("MBS") spreads to the widest levels of the past 10 years.

1 An AAAf rating indicates that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Ratings are subject to change and do not remove market risks.

2 Money market funds and bond funds rated Aaa by Moody's are judged to be of an investment quality similar to Aaa-rated fixed income obligations, that is, they are judged to be of the best quality. Ratings are subject to change, and do not remove market risks.

At historically wide spread levels, MBS offered attractive yield and total return potential. Taking advantage of this opportunity, the fund purchased 15-year MBS as well as new production GNMA ARMs. Par-priced 15-year MBS option-adjusted spread (OAS) gapped nearly 30 basis points wider before closing 10 points tighter for the reporting period. Similarly, par-priced GNMA ARM OAS widened dramatically before stability returned to the market. As order was restored, Treasury yields rose significantly as the liquidity premium declined. Rising yields acted to reduce prepayment concerns. Demand for mortgages increased and spreads tightened.

By the end of the reporting period, mortgage spreads had recovered to their pre-crisis levels. Treasury yields, which plunged through mid-October, finished the reporting period higher. For example, the 2-year Treasury yield was 4.77% as of month-end August, plunged to 3.81% in mid-October and finished the reporting period at 5.13%.

The fund's net total return for the Institutional Shares and Institutional Service Shares for the six-month reporting period ended February 28, 1999 was 2.11% 3 and 1.98%3, respectively, compared to 2.11%4 for the Merrill Lynch 1-Year Treasury Index and 1.69%5 for the Lipper ARM fund average.

3 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

4 The Merrill Lynch 1-Year Treasury Index is an unmanaged index tracking 1- year U.S. government securities. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. Investments cannot be made in this index.

5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into respective categories indicated. These figures do not reflect sales charges.

Portfolio of Investments

FEBRUARY 28, 1999 (UNAUDITED)



PRINCIPAL

AMOUNT                                                                       VALUE

                  U.S. GOVERNMENT OBLIGATIONS - 95.9%
  $ 131,495,893   FEDERAL HOME LOAN MORTGAGE CORP. PC ARM -  31.7%
                  7.088% - 7.422%, 2/1/2019 - 7/1/2030                             $ 134,223,105
      5,894,587   FEDERAL HOME LOAN MORTGAGE CORP. REMIC - 1.4%
                  Series 1544-E, 6.250%, 6/15/2008                                     5,908,616
    53,566,755    FEDERAL NATIONAL MORTGAGE ASSOCIATION ARM - 12.8%
                  5.940% - 7.478%, 9/1/2018 - 5/1/2036                                54,398,263
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION REMIC - 4.5%
     10,000,000   Series 98-36PA, 6.250%, 7/18/2013                                   10,013,569
      8,908,900   Series 93-206E, 5.650%, 5/25/2017                                    8,867,830
                  TOTAL                                                               18,881,399
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 14.3%
         14,967   12.000%, 3/1/2013                                                       17,147
      1,872,516   11.500%, 8/1/2014 - 11/1/2015                                        2,107,161
      2,922,143   11.000%, 12/1/2015                                                   3,190,629
     31,158,858   6.500%, 1/1/2013 - 2/1/2014                                         31,363,260
     24,321,696   6.000%, 9/1/2013 - 1/1/2014                                         24,086,019
                  TOTAL                                                               60,764,216
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ARM - 23.4%
     26,666,700   6.875%, 3/20/2016 - 3/20/2023                                       27,188,210
     24,146,240   6.625%, 8/20/2017 - 9/20/2024                                       24,677,154
     28,480,727   6.125%, 12/20/2017 - 11/20/2023                                     28,992,671
      6,850,177   5.500%, 5/20/2028                                                    6,911,623
     11,772,285   5.000%, 8/20/2028 - 2/20/2029                                       11,849,057
                  TOTAL                                                               99,618,715
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 7.8%
      2,308,160   12.000%, 9/15/2013 - 1/15/2014                                       2,666,104
     16,341,874   11.500%, 10/15/2010 - 3/15/2020                                     18,595,896
     10,446,643   11.000%, 12/15/2009 - 7/15/2020                                     11,703,950
                  TOTAL                                                               32,965,950
                  TOTAL U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST
                  $407,433,904)                                                      406,760,264
                  U.S. TREASURY NOTE - 1.7%

      7,500,000   United States Treasury Note, 4.000%, 10/31/2000 (identified
                  cost $7,373,437)                                                     7,363,800

PRINCIPAL

AMOUNT                                                                       VALUE

                  REPURCHASE AGREEMENT - 1.1% 1

 $    4,505,000   ABN AMRO, Inc., 4.860%, dated 2/26/1999, due 3/1/1999 (at
                  amortized cost)                                                 $    4,505,000
                  TOTAL INVESTMENTS (IDENTIFIED COST $419,312,341) 2              $  418,629,064


1 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

2 The cost of investments for federal tax purposes amounts to $419,312,341. The net unrealized depreciation of investments on a federal tax basis amounts to $683,277 which is comprised of $1,580,001 appreciation and $2,263,278 depreciation at February 28, 1999.

Note: The categories of investments are shown as a percentage of net assets ($424,008,516) at February 28, 1999.

The following acronyms are used throughout this portfolio:

>

ARM   -ADJUSTABLE RATE MORTGAGE
PC    -PARTICIPATION CERTIFICATION

REMIC -REAL ESTATE MORTGAGE INVESTMENT CONDUIT


See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

FEBRUARY 28, 1999 (UNAUDITED)




ASSETS:

Total investments in securities, at value (identified and

tax cost $419,312,341)                                                           $ 418,629,064
Cash                                                                                       518
Income receivable                                                                    6,458,947
Receivable for investments sold                                                        861,179
TOTAL ASSETS                                                                       425,949,708
LIABILITIES:

Income distribution payable                                      $ 1,910,775
Accrued expenses                                                      30,417
TOTAL LIABILITIES                                                                    1,941,192
Net Assets for 44,117,594 shares outstanding                                     $ 424,008,516
NET ASSETS CONSIST OF:

Paid in capital                                                                  $ 504,892,495
Net unrealized depreciation of investments                                            (683,277)
Accumulated net realized loss on investments                                       (80,200,702)
TOTAL NET ASSETS                                                                 $ 424,008,516
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER
SHARE
INSTITUTIONAL SHARES:
$388,514,443 / 40,424,506 shares outstanding                                             $9.61
INSTITUTIONAL SERVICE SHARES:
$35,494,073 / 3,693,088 shares outstanding                                               $9.61


See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)



INVESTMENT INCOME:
Interest                                                                                          $ 13,322,806
EXPENSES:

Investment advisory fee                                                         $ 1,321,932
Administrative personnel and services fee                                           166,123
Custodian fees                                                                       29,580
Transfer and dividend disbursing agent fees and expenses                             18,527
Directors'/Trustees' fees                                                             8,697
Auditing fees                                                                        10,319
Legal fees                                                                            2,183
Portfolio accounting fees                                                            60,434
Distribution services fee-Institutional Service Shares                               48,043
Shareholder services fee-Institutional Shares                                       502,761
Shareholder services fee-Institutional Service Shares                                48,043
Share registration costs                                                             14,171
Printing and postage                                                                  9,117
Insurance premiums                                                                    2,948
Miscellaneous                                                                         5,694
TOTAL EXPENSES                                                                    2,248,572
Waivers-
Waiver of investment advisory fee                              $ (428,260)
Waiver of distribution services fee-Institutional Service
Shares                                                            (47,466)
Waiver of shareholder services fee-Institutional Shares          (502,761)
Waiver of shareholder services fee-Institutional Service
Shares                                                               (577)
TOTAL WAIVERS                                                                      (979,064)
Net expenses                                                                                         1,269,508
Net investment income                                                                               12,053,298
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                                                      (534,894)
Net change in unrealized depreciation of investments                                                (2,201,988)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                                     (2,736,882)
Change in net assets resulting from operations                                                    $  9,316,416


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets



                                                                  SIX MONTHS

                                                                  ENDED

                                                                  (unaudited)        YEAR ENDED
                                                                  FEBRUARY 28,       AUGUST 31,
                                                                  1999               1998

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:

Net investment income                                             $  12,053,298       $   31,752,906
Net realized gain (loss) on investments ($(495,034) and
$1,245,992, respectively, as computed for federal tax
purposes)                                                              (495,034)           1,245,992
Net change in unrealized depreciation                                (2,201,988)          (5,409,340)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                        9,356,276           27,589,558
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income

Institutional Shares                                                (11,049,626)         (26,468,625)
Institutional Service Shares                                         (1,003,672)          (5,231,032)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS

TO SHAREHOLDERS                                                     (12,053,298)         (31,699,657)
SHARE TRANSACTIONS:
Proceeds from sale of shares                                          9,836,823           85,623,659
Net asset value of shares issued to shareholders in payment

of distributions declared                                             2,697,628            9,463,263
Cost of shares redeemed                                             (55,502,005)        (206,845,928)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS              (42,967,554)        (111,759,006)
Change in net assets                                                (45,664,576)        (115,869,105)
NET ASSETS:

Beginning of period                                                 469,673,092          585,542,197
End of period (including undistributed net investment income of

$49,788 for the year ended August 31, 1998)                       $ 424,008,516       $  469,673,092


See Notes which are an integral part of the Financial Statements

Financial Highlights - Institutional Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                            SIX  MONTHS

                                            ENDED

                                            (unaudited)

                                            FEBRUARY 28,                       YEAR  ENDED AUGUST 31,

                                            1999                1998            1997       1996        1995            1994
NET ASSET VALUE, BEGINNING OF PERIOD               $ 9.67        $ 9.74        $ 9.64     $ 9.65       $ 9.63         $ 9.98
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                0.26          0.56          0.59       0.58         0.56           0.45
Net realized and unrealized gain (loss)
 on investments                                     (0.06)        (0.07)         0.10      (0.01)        0.02          (0.35)
TOTAL FROM INVESTMENT OPERATIONS                     0.20          0.49          0.69       0.57         0.58           0.10
LESS DISTRIBUTIONS:

Distributions from net investment income            (0.26)        (0.56)        (0.59)     (0.58)       (0.56)         (0.45)
NET ASSET VALUE, END OF PERIOD                     $ 9.61        $ 9.67        $ 9.74     $ 9.64       $ 9.65         $ 9.63
TOTAL RETURN 1                                       2.11%         5.13%         7.31%      6.02%        6.21%          0.99%

RATIOS TO AVERAGE NET ASSETS:

Expenses                                             0.55% 2       0.55%         0.55%      0.55%        0.55%          0.55%
Net investment income                                5.49% 2       5.77%         6.03%      5.94%        5.74%          4.51%
Expense waiver/reimbursement 3                       0.44% 2       0.44%         0.44%      0.44%        0.43%          0.14%
SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)          $388,514       $420,988     $498,220    $653,313    $856,500     $1,238,813
Portfolio turnover                                     31%            56%          84%        134%        124%            65%


1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Institutional Service Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                             SIX  MONTHS

                                             ENDED

                                             (unaudited)

                                             FEBRUARY 28,                         YEAR  ENDED AUGUST 31,
                                             1999                1998         1997         1996         1995           1994
NET ASSET VALUE, BEGINNING OF PERIOD                $ 9.67       $ 9.74        $ 9.64       $ 9.65       $ 9.63        $ 9.98
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                 0.25         0.53          0.56         0.55         0.54          0.42
Net realized and unrealized gain (loss)
 on investments                                      (0.06)       (0.07)         0.10        (0.01)        0.02         (0.35)
TOTAL FROM INVESTMENT OPERATIONS                      0.19         0.46          0.66         0.54         0.56          0.07
LESS DISTRIBUTIONS:

Distributions from net investment income             (0.25)       (0.53)        (0.56)       (0.55)       (0.54)        (0.42)
NET ASSET VALUE, END OF PERIOD                      $ 9.61       $ 9.67        $ 9.74       $ 9.64       $ 9.65        $ 9.63
TOTAL RETURN 1                                        1.98%        4.87%         7.05%        5.75%        5.94%         0.74%

RATIOS TO AVERAGE NET ASSETS:

Expenses                                              0.80% 2      0.80%         0.80%        0.80%        0.80%         0.80%
Net investment income                                 5.24% 2      5.55%         5.78%        5.69%        5.44%         4.26%
Expense waiver/reimbursement 3                        0.44% 2      0.44%         0.44%        0.44%        0.43%         0.23%
SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)            $35,494       $48,685      $87,322     $109,536     $135,689      $255,891
Portfolio turnover                                      31%           56%          84%         134%         124%           65%


1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

FEBRUARY 28, 1999 (UNAUDITED)

ORGANIZATION

Federated ARMs Fund ("the Fund") is registered under the Investment Company Act of 1940, as amended (the "Act") as a diversified, open-end management investment company. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Fund is to provide current income consistent with minimal volatility of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government and agency securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary. Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

At August 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $79,755,305, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:


EXPIRATION YEAR   EXPIRATION AMOUNT
2002                    $13,884,955
2003                     57,180,753
2004                      8,689,597


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DOLLAR ROLL TRANSACTIONS

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. Transactions in shares were as follows:


                                                                  SIX MONTHS ENDED                   YEAR ENDED
                                                                  FEBRUARY 28, 1999                  AUGUST 31, 1998

INSTITUTIONAL SHARES:                                        SHARES            AMOUNT          SHARES           AMOUNT
Shares sold                                                     758,669      $   7,287,987       3,030,823       $   29,442,519
Shares issued to shareholders in payment of distributions

declared                                                        245,261          2,357,822         658,748            6,398,162
Shares redeemed                                              (4,127,096)       (39,669,023)    (11,287,079)        (109,644,658)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS   (3,123,166)     $ (30,023,214)     (7,597,508)      $  (73,803,977)


                                                                   SIX MONTHS ENDED                   YEAR ENDED
                                                                   FEBRUARY 28, 1999                 AUGUST 31, 1998

INSTITUTIONAL SERVICE SHARES:                                SHARES            AMOUNT          SHARES           AMOUNT
Shares sold                                                     264,665      $   2,548,836       5,771,167       $   56,181,140
Shares issued to shareholders in payment of distributions

declared                                                         35,318            339,806         315,591            3,065,101
Shares redeemed                                              (1,643,179)       (15,832,982)    (10,014,646)         (97,201,270)
NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE

SHARE TRANSACTIONS                                           (1,343,196)     $ (12,944,340)     (3,927,888)      $  (37,955,029)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS                 (4,466,362)     $ (42,967,554)    (11,525,396)      $ (111,759,006)


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b- 1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the reporting period ended February 28, 1999, were as follows:


Purchases     $ 136,001,615
Sales         $ 177,615,519


YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

SUBSEQUENT EVENT

Effective March 31, 1999, Federated Management, Adviser to the Fund, merged into Federated Investment Management Company (formerly Federated

Advisers).

Trustees

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS
WILLIAM J. COPELAND
JOHN F. CUNNINGHAM
LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN
JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE

Chairman

GLEN R. JOHNSON

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President, Treasurer, and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

NICHOLAS J. SEITANAKIS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated

World-Class Investment Manager

SEMI-ANNUAL REPORT

Federated ARMs Fund

SEMI-ANNUAL REPORT TO SHAREHOLDERS

FEBRUARY 28, 1999

[Graphic]

 Federated
 Federated ARMs Fund
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400

 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

Cusip 314082108
Cusip 314082207
8040404 (4/99)

[Graphic]